Subsequent Events	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

Subsequent to the period end, the Company’s registered offering of common shares on October 31, 2023, resulted in the Company issuing both 1,870.000 common shares at $0.65 per share plus 530,000 prefunded warrants at $0.64 per warrant, with a prefunded warrant exercise price of $0.01 per share, for total gross proceeds of $1,554,700 before offering and underwriting expenses. On November 1, 2023, 180,000 of the prefunded warrants were exercised and converted into 177,313 common shares of the Company.

On October 3, 2023, an investor exercised their right to convert 900 RSU’s into 900 common shares of the Company.